SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2003

Thomas Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22010	72-0843540
(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500 Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 869-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 8, 2003 announcing financial results for the quarter ended March 31, 2003.

Item 9.  Regulation FD Disclosure.

In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 8, 2003, Thomas Group, Inc. issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	May 12, 2003	By:	/s/ John R. Hamann
John R. Hamann,
President & Chief Executive Officer